THE ADVISORS’ INNER CIRCLE FUND II

RQSI Small Cap Hedged Equity Fund (the “Fund”)

Supplement dated October 18, 2018 to the

Fund’s Summary Prospectus (the “Summary Prospectus”),

Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”),

each dated March 1, 2018

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy

On or around March 1, 2019 (the “Effective Date”), the name, 80% investment policy and benchmark of the Fund will change as follows:

	Current	New
Name	RQSI Small Cap Hedged Equity Fund	RQSI Small/Mid Cap Hedged Equity Fund
80% Investment Policy	Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization companies.	Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small and mid capitalization companies.
Benchmark	Russell 2000 Index	S&P 400 MidCap Index

Once effective, these changes will be reflected in new versions of the Summary Prospectus, Prospectus and SAI dated as of the Effective Date.

Please retain this supplement for future reference.

RQS-SK-001-0100